Reclamation and remediation liability	12 Months Ended
Dec. 31, 2012
Reclamation and remediation liability [Text Block]

10. Reclamation and remediation liability

The Company’s mining properties are subject to various federal and state laws and regulations governing the protection of the environment. These laws and regulations are continually changing and are generally becoming more restrictive. The Company believes its operations are in compliance with all applicable laws and regulations.

The Company has recorded a reclamation liability for the estimated costs of reclaiming Troy. The Montana Department of Environmental Quality (“DEQ”) looks to the Company as primary obligor of the reclamation liabilities, and required the Company to post a reclamation bond in the amount of $12.9 million. The Company has purchased an environmental risk transfer program which will fund the expected reclamation and remediation liability at Troy and also provides cash collateral of $6.5 million as security to the DEQ for the required reclamation bond (note 8).

Changes in the reclamation liability for the years ended December 31, 2012 and 2011 are as follows:

	2012	2011
Reclamation and remediation liability, beginning of year	$7,955	$7,946
Reduction in present value of liability due to mine life extension and change in estimated costs, net	(3,032)	(666)
Accretion expense	675	675
Reclamation and remediation liability, end of year	$5,598	$7,955

In 2012, the estimated end of the operating life of Troy was extended from 2019 to 2020 and the estimated final reclamation costs changed due to the new Troy Mine reclamation requirements issued by the regulatory agencies. This resulted in a decrease of the reclamation and remediation liability of $3.0 million for 2012 with a corresponding decrease to operating costs because the associated asset retirement obligation asset had a zero balance. The total undiscounted amount of the estimated future expenditures required to settle the environmental remediation obligation at December 31, 2012 was $8.5 million. The environmental remediation expenditures are expected to occur at the end of mine operations, beginning 2020. The net decrease in total estimated cash flows was discounted at 8.5%, which is the historical rate used when the reclamation liability was established. Other assumptions used by management to determine the carrying amount of the asset retirement obligation are: labor costs based on current market place wages required to hire contractors to carry out reclamation activities; market risk premium for unforeseeable circumstances; and the rate of inflation, over the expected years to settlement.

In 2011, the estimated end of the operating life of Troy was extended from 2018 to 2019. This resulted in a decrease of the reclamation and remediation liability of $0.7 million for 2011 with a corresponding decrease to operating costs because the associated asset retirement obligation asset had a zero balance. The total undiscounted amount of the estimated future expenditures required to settle the environmental remediation obligation at December 31, 2011 was $14.5 million. The environmental remediation expenditures were expected to start beginning in 2019.The incremental cash flows as a result of the increase in mine life have been discounted at the Company’s credit-adjusted risk-free rate of 8.5%.